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                                      Prospectus Supplement

                           LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                                    IN CONNECTION WITH ITS
                                     LLAC VARIABLE ACCOUNT
                      (LIBERTY'S SPECTRUM SELECT PLUS FLEXIBLE PREMIUM
                               VARIABLE LIFE INSURANCE CONTRACT)

                          Supplement to Prospectus Dated May 1, 2000


                                             ***
                     FOR CONTRACTS ISSUED IN ILLINOIS, MARYLAND, NEW JERSEY,
                                        NEW YORK AND TEXAS


For Contracts issued in Maryland, New Jersey and Texas, the following is added as the last sentence to the last paragraph of the Guaranteed Coverage Monthly Premium section on page 19:

"Likewise, in Maryland, New Jersey and Texas, certain of the Coverage Guarantees described above are not available. Please refer to your Contract for specific information on the Coverage Guarantees available to you in these states."

For Contracts issued in Illinois, the following is added as the last sentence of the Death Benefit at Attained Age 100 provision of the Contract Benefits and Rights section on page 32:

"At Attained Age 100 all Account Values in the sub-accounts will be transferred to the Fixed Account and no further transfers may be made to the sub-accounts."

For Contracts issued in Maryland, the fifth and sixth sentences of the first paragraph of the Premiums section on page 18 are deleted and the following sentence is added as the fifth sentence:

"We will not limit the amount of Planned Premiums, nor limit the amount of an increase in each Planned Premium."

For Contracts issued in Maryland and New Jersey:

(1) The second paragraph of Question 4 on pages 8 and 9, is revised in its entirety to read as follows:

"While the Coverage Guarantee is in effect, your Contract will not lapse if the Cash Value is insufficient to pay the Monthly Deduction."

(2) The second and third sentences in the third paragraph of the Guaranteed Coverage Monthly Premium section on page 19 are revised in their entirety to read as follows:

"Under the Coverage Guarantee, however, we guarantee that regardless of declines in your Account Value, your Contract will not enter the Grace Period as long as you have paid sufficient total premiums. To keep the Coverage Guarantee in effect, your total Premiums must at least equal: (a) the total of the Guaranteed Coverage Monthly Premiums for each month since the Contract Date; plus (b) the amount of any partial withdrawals; plus (c) the amount of any outstanding Indebtedness."




Supplement Dated January 25, 2001                          FVUL-200112

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For Contracts issued in New York:

(1) The Death Benefit at Attained Age 100 section on page 32, is deleted in its entirety and the following section is added in its place:

"MATURITY BENEFIT AT ATTAINED AGE 100. We will pay a maturity benefit to You equal to the Surrender Value and the Contract will end if the Insured is living and the Contract is in force on the Maturity Date which is the Contract anniversary following the Insured's Attained Age 100."

(2) The following is added immediately after the fourth sentence of the third paragraph of the Guaranteed Coverage Monthly Premium section on page 19:

"In New York if the Insured is living and the Contract is in force on the Contract anniversary following the Insured's Attained Age 100, in lieu of any Death Benefit, we will pay a maturity benefit to you equal to the Surrender Value and the Contract will then terminate.

Please see your Contract or contact your company representative for additional details.





Supplement Dated January 25, 2001                          FVUL-200112